UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 20, 2017

QTS Realty Trust, Inc.

QualityTech, LP

(Exact name of registrant as specified in its charter)

Maryland (QTS Realty Trust, Inc.) Delaware (QualityTech, LP)	001-36109 333-201810	46-2809094 27-0707288
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

12851 Foster Street Overland Park, KS	66213
(Address of principal executive offices)	(Zip Code)

(913) 814-9988

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 20, 2017, QTS Realty Trust, Inc. (the “Company”) and QualityTech, LP (the “Operating Partnership”) entered into fifteen separate Equity Distribution Agreements (the “Equity Distribution Agreements”) with each of KeyBanc Capital Markets Inc., Canaccord Genuity Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co., Guggenheim Securities, LLC, Jefferies LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., Raymond James & Associates, Inc., RBC Capital Markets, LLC, Stifel, Nicolaus & Company, Incorporated, SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC (each, individually, a “Manager” and together, the “Managers”), pursuant to which the Company may sell, from time to time, up to an aggregate sales price of $300,000,000 of its Class A common stock, $0.01 par value per share (the “Common Stock”), through the Managers.

The Common Stock sold in the offering will be issued pursuant to a prospectus supplement filed with the Securities and Exchange Commission (the “SEC”) on March 20, 2017, and the accompanying base prospectus dated March 28, 2016, forming part of the Company’s shelf registration statement on Form S-3 (Registration No. 333-210425) filed with the SEC on March 28, 2016. Sales of the Common Stock made pursuant to the Equity Distribution Agreements, if any, may be sold by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”). In addition, the Common Stock may be offered and sold through privately negotiated transactions. Each Manager will be entitled to compensation that will not exceed 2.0% of the gross sales price of all shares of Common Stock sold through it as agent under the applicable Equity Distribution Agreement. The Company intends to contribute to the Operating Partnership the net proceeds, if any, from this offering in exchange for units of limited partnership of the Operating Partnership.  The Operating Partnership intends to use the net proceeds from this offering for general business purposes, which may include the repayment of amounts outstanding under its unsecured revolving credit facility, the acquisition of additional properties, capital expenditures, the redevelopment of properties in its portfolio, working capital and other general purposes.

The Company and the Operating Partnership made certain customary representations, warranties and covenants concerning the Company, the Operating Partnership and the registration statement in each Equity Distribution Agreement and also agreed to indemnify the Managers against certain liabilities, including liabilities under the Securities Act. The foregoing description of the Equity Distribution Agreements is qualified in its entirety by reference to the form of Equity Distribution Agreement attached hereto as Exhibit 1.1 and incorporated herein by reference.

Item 9.01                   Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  The following exhibits are filed as part of this report:

Exhibit Number	Exhibit Description
1.1	Form of Equity Distribution Agreement
5.1	Opinion of Hogan Lovells US LLP regarding the legality of the Common Stock
23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1)

Schedule of omitted agreements executed on March 20, 2017 referred to in Item 8.01 above:

•                  Equity Distribution Agreement between QTS Realty Trust, Inc., QualityTech, LP and KeyBanc Capital Markets Inc., dated March 20, 2017

•                  Equity Distribution Agreement between QTS Realty Trust, Inc., QualityTech, LP and Canaccord Genuity Inc., dated March 20, 2017

•                  Equity Distribution Agreement between QTS Realty Trust, Inc., QualityTech, LP and Deutsche Bank Securities Inc., dated March 20, 2017

•                  Equity Distribution Agreement between QTS Realty Trust, Inc., QualityTech, LP and Goldman, Sachs & Co., dated March 20, 2017

•                  Equity Distribution Agreement between QTS Realty Trust, Inc., QualityTech, LP and Guggenheim Securities, LLC, dated March 20, 2017

•                  Equity Distribution Agreement between QTS Realty Trust, Inc., QualityTech, LP and Jefferies LLC, dated March 20, 2017

•                  Equity Distribution Agreement between QTS Realty Trust, Inc., QualityTech, LP and J.P. Morgan Securities LLC, dated March 20, 2017

•                  Equity Distribution Agreement between QTS Realty Trust, Inc., QualityTech, LP and Merrill Lynch, Pierce, Fenner & Smith Incorporated, dated March 20, 2017

•                  Equity Distribution Agreement between QTS Realty Trust, Inc., QualityTech, LP and Morgan Stanley & Co. LLC, dated March 20, 2017

•                  Equity Distribution Agreement between QTS Realty Trust, Inc., QualityTech, LP and MUFG Securities Americas Inc., dated March 20, 2017

•                  Equity Distribution Agreement between QTS Realty Trust, Inc., QualityTech, LP and Raymond James & Associates, Inc., dated March 20, 2017

•                  Equity Distribution Agreement between QTS Realty Trust, Inc., QualityTech, LP and RBC Capital Markets, LLC, dated March 20, 2017

•                  Equity Distribution Agreement between QTS Realty Trust, Inc., QualityTech, LP and Stifel, Nicolaus & Company, Incorporated, dated March 20, 2017

•                  Equity Distribution Agreement between QTS Realty Trust, Inc., QualityTech, LP and SunTrust Robinson Humphrey, Inc., dated March 20, 2017

•                  Equity Distribution Agreement between QTS Realty Trust, Inc., QualityTech, LP and Wells Fargo Securities, LLC, dated March 20, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QTS Realty Trust, Inc.

DATE: March 20, 2017	/s/ Shirley E. Goza
Shirley E. Goza
Secretary and General Counsel

QualityTech, LP

By: QTS Realty Trust, Inc.,
its general partner

DATE: March 20, 2017	/s/ Shirley E. Goza
Shirley E. Goza
Secretary and General Counsel

EXHIBIT LIST

Exhibit Number	Exhibit Description
1.1	Form of Equity Distribution Agreement
5.1	Opinion of Hogan Lovells US LLP regarding the legality of the Common Stock
23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1)

Schedule of omitted agreements executed on March 20, 2017 referred to in Item 8.01 above:

•                  Equity Distribution Agreement between QTS Realty Trust, Inc., QualityTech, LP and KeyBanc Capital Markets Inc., dated March 20, 2017

•                  Equity Distribution Agreement between QTS Realty Trust, Inc., QualityTech, LP and Canaccord Genuity Inc., dated March 20, 2017

•                  Equity Distribution Agreement between QTS Realty Trust, Inc., QualityTech, LP and Deutsche Bank Securities Inc., dated March 20, 2017

•                  Equity Distribution Agreement between QTS Realty Trust, Inc., QualityTech, LP and Goldman, Sachs & Co., dated March 20, 2017

•                  Equity Distribution Agreement between QTS Realty Trust, Inc., QualityTech, LP and Guggenheim Securities, LLC, dated March 20, 2017

•                  Equity Distribution Agreement between QTS Realty Trust, Inc., QualityTech, LP and Jefferies LLC, dated March 20, 2017

•                  Equity Distribution Agreement between QTS Realty Trust, Inc., QualityTech, LP and J.P. Morgan Securities LLC, dated March 20, 2017

•                  Equity Distribution Agreement between QTS Realty Trust, Inc., QualityTech, LP and Merrill Lynch, Pierce, Fenner & Smith Incorporated, dated March 20, 2017

•                  Equity Distribution Agreement between QTS Realty Trust, Inc., QualityTech, LP and Morgan Stanley & Co. LLC, dated March 20, 2017

•                  Equity Distribution Agreement between QTS Realty Trust, Inc., QualityTech, LP and MUFG Securities Americas Inc., dated March 20, 2017

•                  Equity Distribution Agreement between QTS Realty Trust, Inc., QualityTech, LP and Raymond James & Associates, Inc., dated March 20, 2017

•                  Equity Distribution Agreement between QTS Realty Trust, Inc., QualityTech, LP and RBC Capital Markets, LLC, dated March 20, 2017

•                  Equity Distribution Agreement between QTS Realty Trust, Inc., QualityTech, LP and Stifel, Nicolaus & Company, Incorporated, dated March 20, 2017

•                  Equity Distribution Agreement between QTS Realty Trust, Inc., QualityTech, LP and SunTrust Robinson Humphrey, Inc., dated March 20, 2017

•                  Equity Distribution Agreement between QTS Realty Trust, Inc., QualityTech, LP and Wells Fargo Securities, LLC, dated March 20, 2017